UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 14, 2015

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV 89052

(Address of Principal Executive Offices) (Zip Code)

(702) 263-1808

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01 Other Events.

On October 14, 2015, G. Robert Powell, the Chief Executive Officer of Blue Earth, Inc. (the “Company”) loaned the Company $310,000 (the “Loan”).  The Loan is evidenced by a Promissory Note due and payable in one lump sum payment of principal, accrued interest and transaction costs upon the earlier of (i) 60 days from the date of issuance, or (b) the next completed equity or debt financing of the Company.  The note bears interest at nine (9%) percent per annum and may be prepaid at any time.  The Loan was made to assist the Company in meeting its payroll obligations.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit No.	Title

10.1	Promissory Note dated October 14, 2015 from Blue Earth, Inc. to G. Robert Powell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2015	BLUE EARTH, INC.

By: /s/ G. Robert Powell
Name: G. Robert Powell
Title: Chief Executive Officer

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